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                                                                    Exhibit 99.1

                          Independent Auditor's Report

To the Stockholders
Uniflame, Inc.
(An Illinois Corporation)
1817 North Kenosha Road
Zion, Illinois 60099


We have audited the accompanying balance sheets of UNIFLAME, INC., (An Illinois Corporation) as of December 31, 1999 and 1998, and the related statements of income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of UNIFLAME, INC. as of December 31, 1999 and 1998, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.


Friduss, Lukee, Schiff & Co., P.C.
Certified Public Accountants

Chicago, Illinois
March 1, 2000


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                                 Uniflame, Inc.

                                 Balance Sheets

                           December 31, 1999 and 1998



                                     Assets

                                                        1999            1998
                                                     -----------    -----------
CURRENT ASSETS
   Cash                                              $        --    $    79,413
   Accounts receivable (net of estimated
     uncollectible receivables of $90,000 in 1999
     and $20,000 in 1998) (Notes 3 and 6)              1,763,345      1,556,177
   Other receivables                                      18,391         36,620
   Inventories (Notes 2 and 3)                         1,956,850      2,417,071
   Prepaid expenses                                       66,385         62,596
                                                     -----------    -----------
TOTAL CURRENT ASSETS                                   3,804,971      4,151,877

PROPERTY AND EQUIPMENT
(Notes 2, 3, and 4)
   Machinery and equipment                               761,134        621,119
   Furniture and fixtures                                144,541        157,670
   Vehicles                                               63,734         85,316
                                                     -----------    -----------
                                                         969,409        864,105
Less: Accumulated depreciation                          (657,657)      (563,007)
                                                     -----------    -----------
NET PROPERTY AND EQUIPMENT                               311,752        301,098

OTHER ASSETS
   Security deposits                                      50,000         50,000
                                                     -----------    -----------
TOTAL OTHER ASSETS                                        50,000         50,000

                                                     -----------    -----------
TOTAL ASSETS                                         $ 4,166,723    $ 4,502,975
                                                     ===========    ===========

The accompanying notes are an integral part of the financial statements.


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                                 Uniflame, Inc.

                                 Balance Sheets

                           December 31, 1999 and 1998



                      LIABILITIES AND STOCKHOLDER'S EQUITY


                                                          1999           1998
                                                      ----------      ----------

CURRENT LIABILITIES
   Notes payable - line of credit (Note 3)            $       --      $1,900,000
   Current maturities of long-term debt (Note 4)          11,094          11,561
   Bank overdraft                                         74,660              --
   Accounts payable                                      668,345         217,885
   Accrued expenses                                      171,285         131,013
   Accrued income taxes                                   22,500           5,500
                                                      ----------      ----------
TOTAL CURRENT LIABILITIES                                947,884       2,265,959

LONG-TERM DEBT (Note 4)                                   10,746          21,822
                                                      ----------      ----------

TOTAL LIABILITIES                                        958,630       2,287,781

STOCKHOLDERS' EQUITY
   Common stock - par value - $1,000;
     1,000 shares authorized; 49 shares
     issued and outstanding                               49,000          49,000
   Retained earnings                                   3,159,093       2,166,194
                                                      ----------      ----------
TOTAL STOCKHOLDERS' EQUITY                             3,208,093       2,215,194

                                                      ----------      ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            $4,166,723      $4,502,975
                                                      ==========      ==========

The accompanying notes are an integral part of the financial statements.


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                                 Uniflame, Inc.

                              Statements of Income

                     Years ended December 31, 1999 and 1998

                                                        1999           1998
                                                    ------------   ------------

REVENUES
Net Sales                                           $ 20,397,925   $ 16,655,424
Other Income                                             717,775        400,422
                                                    ------------   ------------

TOTAL REVENUES                                        21,115,700     17,055,846

OPERATING EXPENSES
Cost of Sales                                         16,499,082     13,830,805
Selling, general and administrative expenses           3,131,355      2,674,252
                                                    ------------   ------------

TOTAL OPERATING COSTS AND EXPENSES                    19,630,437     16,505,057

OPERATING INCOME                                       1,485,263        550,789
                                                    ------------   ------------

OTHER INCOME (EXPENSE)
Interest expense                                        (103,110)      (278,129)
Loss on the sale and disposal of property
  and equipment                                          (18,219)            --
Interest income                                            9,854             --
Miscellaneous income                                      11,504         12,662
                                                    ------------   ------------
TOTAL OTHER INCOME (EXPENSE)                             (99,971)      (265,467)

INCOME BEFORE PROVISION FOR INCOME TAXES AND
  CUMULATIVE EFFECT OF CHANGE IN
  ACCOUNTING PRINCIPLE (Note 2)                        1,385,292        285,322

PROVISION FOR INCOME TAXES                                22,500          5,510
                                                    ------------   ------------

INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN
  ACCOUNTING PRINCIPLE (Note 2)                        1,362,792        279,812

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE       19,893             --
                                                    ------------   ------------

NET INCOME                                          $  1,342,899   $    279,812
                                                    ============   ============

The accompanying notes are an integral part of the financial statements.


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                                 Uniflame, Inc.

                       Statements of Stockholders' Equity

                           December 31, 1999 and 1998




                                     COMMON        RETAINED
                                     STOCK         EARNINGS            TOTAL
                                     -------      -----------       -----------

Balance at December 31, 1997         $49,000      $ 2,636,382       $ 2,685,382

Net income                                --          279,812           279,812

Distributions to stockholders             --         (750,000)         (750,000)
                                     -------      -----------       -----------

Balance at December 31, 1998          49,000        2,166,194         2,215,194

Net income                                --        1,342,899         1,342,899

Distributions to stockholders             --         (350,000)         (350,000)
                                     -------      -----------       -----------

Balance at December 31, 1999         $49,000      $ 3,159,093       $ 3,208,093
                                     =======      ===========       ===========

The accompanying notes are an integral part of the financial statements.




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                                 Uniflame, Inc.

                            Statements of Cash Flows

                     Years ended December 31, 1999 and 1998

                                                           1999          1998
                                                        -----------   ---------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                            $ 1,342,899   $ 279,812
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation                                            183,340     195,108
    Cumulative effect of change in accounting principle      19,893          --
    Loss on sale of property and equipment                   18,219          --
    (Increase) decrease in accounts receivable             (207,168)    625,802
    Decrease (increase) in other receivables                 18,229     (36,620)
    Decrease (increase) in inventories                      460,221    (496,891)
    (Increase) decrease in prepaid expenses                  (3,789)      4,629
    Increase in bank overdraft                               74,660          --
    Increase in accounts payable                            450,460      20,509
    (Decrease) in accrued expenses                           40,272      (2,940)
    Increase (decrease) in accrued income taxes              17,000      (6,923)
                                                        -----------   ---------
NET CASH PROVIDED BY OPERATING ACTIVITIES                 2,414,236     582,486

CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from sale of property and equipment                5,257          --
  Payments for property and equipment                      (237,363)    (47,476)
  Loan from stockholders                                         --     129,330
                                                        -----------   ---------
NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES        (232,106)     81,854

CASH FLOWS FROM FINANCING ACTIVITIES
Net (payments to) proceeds from notes payable -
  line of credit                                         (1,900,000)    100,000
Payments on long-term debt                                  (11,543)     (6,155)
Distributions to stockholders                              (350,000)   (750,000)
                                                        -----------   ---------
NET CASH (USED IN) FINANCING ACTIVITIES                  (2,261,543)   (656,155)

(DECREASE) INCREASE IN CASH                                 (79,413)      8,185

CASH - BEGINNING OF YEAR                                     79,413      71,228
                                                        -----------   ---------
CASH - END OF YEAR                                      $        --   $  79,413
                                                        ===========   =========

The accompanying notes are an integral part of the financial statements.


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                                 Uniflame, Inc.

                      Statements of Cash Flows (Continued)

                     Years ended December 31, 1999 and 1998




                                                           1999          1998
                                                        -----------   ---------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
   Cash paid during the years for:
     Interest                                           $   103,110   $ 278,129
                                                        ===========   =========

     Corporate income taxes                             $     3,695   $  12,433
                                                        ===========   =========


The accompanying notes are an integral part of the financial statements.


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                                 Uniflame, Inc.

                          Notes to Financial Statements

                     Years ended December 31, 1999 and 1998


NOTE 1 - NATURE OF ACTIVITIES

         Uniflame, Inc. is a wholesaler of fireplace accessories, garden accessories and barbecues.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         REVENUE RECOGNITION

         Revenues and related expenses are recognized when products are shipped to customers.

         CASH

         The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk for cash.

         INVENTORIES

         For financial reporting, inventories are valued at the lower of cost (first-in, first-out basis) or market.

         PROPERTY AND EQUIPMENT

         Property and equipment are valued at cost. Depreciation is calculated using accelerated methods of the estimated useful lives, which range from 3 to 7 years. The assets and the related accumulated depreciation are relieved for such assets retired or otherwise disposed of, and any resulting profit or loss is included in income in the year of sale or retirement.

         Long-lived assets used in the Company's operations are reviewed for impairment when changes in circumstances indicate that the carrying amount of an asset may not be recoverable.


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                                 Uniflame, Inc.

                          Notes to Financial Statements

                     Years ended December 31, 1999 and 1998


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

         CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE

         In April 1998, Statement of Position (SOP) No. 98-5, "Reporting on the Costs of Start-Up Activities" was issued. This SOP provides guidance on the financial reporting of start-up costs and organization costs, and requires that these costs be expensed as incurred effective for fiscal years beginning after December 15, 1998. As of January 1, 1999, the unamortized organization costs were written off and accounted for as a cumulative effect of a change in accounting principle. The effect of this change was to decrease the 1999 income by $19,893.

         ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         INCOME TAXES

         On January 1, 1991, the stockholders elected to have the Corporation treated as an S Corporation. Under the S Corporation provisions of the Internal Revenue Code, the income or losses of the corporation flow directly through to the stockholders on their individual tax returns. The Corporation is subject to replacement income tax under the laws of the State of Illinois.


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                                 Uniflame, Inc.

                          Notes to Financial Statements

                     Years ended December 31, 1999 and 1998


NOTE 3 - NOTES PAYABLE - LINE OF CREDIT                   1999          1998
                                                      ------------   -----------

         The Company had a revolving line of
         credit with a bank in the amount of
         $8,500,000 due May 31, 1999 bearing
         interest at .25% above the bank's
         prime rate (7.75% at December 31, 1998).
         The note was secured by all assets of
         Uniflame, Inc. and personally guaranteed
         by the stockholders up to $2,000,000.                --     $ 1,900,000

         The Company has a revolving line of
         credit with a bank in the amount of
         $8,500,000 due May 31, 2000 bearing
         interest at .25% above the bank's
         prime rate (8.50% at December 31, 1999).
         The note is secured by all assets of
         Uniflame, Inc.                                       --            --
                                                      ------------   -----------

TOTAL                                                 $       --     $ 1,900,000
                                                      ============   ===========


NOTE 4 - LONG-TERM DEBT

         Long-term debt at December 31, 1999 and 1998 consists of:

                                                          1999           1998
                                                      ------------   -----------

         Installment note payable in 48 monthly
         installments of $677, bearing interest
         at 7.75%. Secured by a vehicle. Final
         payment due May 2002.                              17,740        24,196


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                                 Uniflame, Inc.

                          Notes to Financial Statements

                     Years ended December 31, 1999 and 1998


NOTE 4 - LONG-TERM DEBT - (Continued)
                                                          1999           1998
                                                      ------------   -----------

         Installment note payable in monthly
         installments of $471, bearing interest
         at 8.25%, final payment due September 2002.
         Secured by a vehicle                                4,100        9,187
                                                      ------------   ----------
                                                      $     21,840   $   33,383

         Less: current maturities                          (11,094)     (11,561)
                                                      ------------   ----------

         TOTAL LONG-TERM DEBT                         $     10,746   $   21,822
                                                      ============   ==========

         Following are maturities of long-term debt as of December 31, 1999:

                      Year Ended December 31                   Amounts
                      ----------------------                 -----------

                              2000                           $    11,094
                              2001                                 7,556
                              2002                                 3,190
                                                             -----------
                              Total                          $    21,840
                                                             ===========

NOTE 5 - LEASE COMMITMENTS

         The Company leases their current warehouse space which is owned by related parties through March 2005. Minimum future rental payments on warehouse space as of December 31, 1999 are as follows:

                      Year Ended December 31                   Amounts
                      ----------------------                 -----------

                              2000                           $   300,000
                              2001                               300,000
                              2002                               300,000
                              2003                               300,000
                              2004                               300,000
                              Thereafter                          75,000
                                                             -----------
                              TOTAL                          $ 1,575,000
                                                             ===========

         Total rental expense amounted to $300,000 for the years ended December 31, 1999 and 1998.


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                                 Uniflame, Inc.

                          Notes to Financial Statements

                     Years ended December 31, 1999 and 1998


NOTE 6 - ACCOUNTS RECEIVABLE

         Following is a summary of accounts receivable at December 31, 1999 and 1998.

                                                             1999       1998
                                                         ----------  ----------

         Accounts receivable (net of estimated
           uncollectible receivables)                    $1,863,345  $1,636,177
         Less:  Estimated freight and return allowances    (100,000)    (80,000)
                                                         ----------  ----------
         Accounts receivable, net                        $1,763,345  $1,556,177
                                                         ==========  ==========


NOTE 7 - MAJOR CUSTOMERS

         For the year ended December 31, 1999, two customers accounted for 44.20% of the Company's total sales, whereas for the year ended December 31, 1998, two customers accounted for 42.26% of the Company's total sales. At December 31, 1999, one customer accounted for 28.20% of the gross accounts receivable balance and at December 31, 1998, two customers accounted for 36.5% of the gross accounts receivable balance.

NOTE 8 - CONTINGENT LIABILITIES

         As of December 31, 1999, the Company had $696,715 in open letters of credit.

         As of December 31, 1998, the Company had $151,471 in open letters of credit.

         There is a declaratory judgement act under the trademark statutes, and Uniflame, Inc. is requesting a judgment from the court that Uniflame, Inc.'s line of charcoal barbecue grills do not infringe on any of Weber's trademarks of trade dress. Weber has counter claimed that Uniflame, Inc. breached a 1997 settlement agreement regarding similar subject matter.

         The case is in the discovery phase. The Company is contesting the case vigorously with the ultimate goal of obtaining an out-of-court settlement from Weber. In the event of an unfavorable outcome, Weber has indicated that they would prefer Uniflame, Inc. not to sell the accused goods any longer. If Weber proceeds for damages, it would request Weber's loss profits for grills sold to date. At this time the final outcome cannot be determined.


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                                 Uniflame, Inc.

                          Notes to Financial Statements

                     Years ended December 31, 1999 and 1998


NOTE 9 - PROFIT SHARING PLAN

         On January 1, 1998, the Company started a 401(k) plan in which the Company may, at its discretion, match employees' contributions. The Company made a contribution of $27,631 for the year ended December 31, 1999. No contributions were made in 1998.

NOTE 10 - ROYALTY AGREEMENT

         Uniflame, Inc. has entered into a license agreement with an unrelated party. The agreement expires on October 31, 2003. Uniflame, Inc. is to pay .5% of gross sales on products that the agreement refers to. In 1999, the royalty expense was $30,980.

NOTE 11 - SUBSEQUENT EVENT

         There is a Letter of Intent to sell the Company's assets to an unrelated party. The transaction at this time has not been completed.

NOTE 12 - OTHER COMMITMENTS

         The Company, with the unanimous consent of its board of directors, has entered into employment agreements dated January 1, 2000 with key personnel. The employment agreement terms vary from one to three years.

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